Receivables	12 Months Ended
Dec. 31, 2024
Aegon Ltd. [member]
Statement [LineItems]
Receivables
11 Receivables
Receivables from group companies and other receivables have a maturity of less than one year.
Until September 30, 2023, Aegon N.V., together with certain of its subsidiaries, was part of a fiscal unity for Dutch corporate income tax purposes. Taxes payable were immediately settled with Aegon N.V., being the head of the fiscal unity. The members of the fiscal unity were jointly and severally liable for any tax payable by the fiscal unity. Following the conversion from Aegon N.V. into Aegon Ltd. in 2023, the Dutch tax authorities deemed the Aegon N.V. fiscal unity to be terminated per September 30, 2023.
Other receivables included an income tax receivable of EUR 99 million (2023: EUR 20 million).